John Hancock

Patriot
Select
Dividend Trust


SEMI
ANNUAL
REPORT

12.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21


Dear Fellow Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
modest growth of
capital, by invest-
ing in a diversified
portfolio of divi-
dend-paying
securities. The
Fund will normally
invest more than
65% of its total
assets in securities
of companies in
the utilities
industry.

Over the last six months

* Preferred stocks held up relatively well amid a common-stock bear market, anemic economy and corporate scandals.

* The Fund benefited from oil- and natural gas-related preferred holdings as prices of both commodities soared on concerns of war.

* Most utility common stocks stumbled, although the Fund's focus on basic transmission and distribution companies helped it avoid problems.

[Bar chart with heading "John Hancock Patriot Select Dividend Trust." Under the heading is a note that reads "Fund performance for the six months ended December 31, 2002." The chart is scaled in increments of 2% with -8% at the bottom and 0% at the top. The first bar represents the -7.17% total return for John Hancock Patriot Select Dividend Trust. A note below the chart reads "The total returns for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers
 4.7%   Energy East Corp.
 4.7%   Puget Energy, Inc.
 3.8%   NSTAR
 3.5%   Citigroup
 3.5%   TDS Capital
 3.4%   CH Energy Group, Inc.
 3.4%   El Paso Tennessee Pipeline Co., 8.25%, Ser A
 3.3%   DTE Energy Co.
 3.2%   Lehman Brothers
 3.1%   TXU U.S. Holdings

As a percentage of net assets on December 31, 2002.



BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Select Dividend Trust

MANAGERS'
REPORT

Despite all the economic turmoil, a diminished lack of confidence in corporate America and a persistently weak stock market, preferred stocks -- which account for more than half of John Hancock Patriot Select Dividend Trust -- turned in reasonably good performances for the second half of 2002. Their relative success hinged primarily on falling interest rates amid a surprisingly weak economy. Preferred stocks pay dividends, just like bonds pay regular interest and, because of those dividends, their stock prices tend to rise when interest rates fall, just as bond prices do. Furthermore, preferreds offer yields that are often significantly higher than what companies pay on their bonds and common stock. Many preferred stocks continued to yield between 7% and 9%, outstripping by a fairly wide margin the yields paid by corporate and other bonds and the dividends paid by common stocks.

"Despite all the economic
 turmoil...preferred
 stocks...turned in
 reasonably good perfor-
 mances for the second
 half of 2002."

UTILITY COMMON STOCKS SHORT CIRCUIT

Utility common stocks were bitter disappointments during most of 2002. Much of their poor performance stemmed from the pain of the investigation and collapse of energy-trading company Enron plus subsequent investigations of similar companies. Questions about corporate accounting practices, accountability and ethics at these rogue companies cast a pall over the entire utility common stock group. In the late summer, even the most "plain vanilla" utilities that transmit and distribute electricity came under pressure, as mutual fund managers sold their strongest utility performers in order to meet the swell of shareholder redemptions that resulted from a weak overall stock market environment. The year ended, however, on a more upbeat note when the onset of winter, coupled with rising oil and natural gas prices, set off a bit of a rebound in the utility common-stock sector in December.

[A photo of Greg Phelps flush right next to first paragraph.]

FUND PERFORMANCE

For the six months ended December 31, 2002, John Hancock Patriot Select Dividend Trust returned -7.17% at net asset value. By comparison, the average income and preferred closed-end fund returned -4.84%, according to Lipper, Inc. Over the same six-month period, the broad Standard & Poor's 500 Index returned -10.30% and the Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned -19.48%.

"Many preferred stocks
 continued to yield
 between 7% and 9%..."

RISING ENERGY PRICES BOOST OIL/GAS

The run-up in oil prices -- which also helped pump up natural gas prices -- caused our holdings in companies involved in the production and distribution of oil and natural gas to be among our best performers in the period. Despite relatively anemic global demand for energy, oil and natural gas prices skyrocketed as the year wore on, due to growing concerns that the escalation of tensions in the Middle East and a possible U.S. attack on Iraq would disrupt oil supplies. Some standout holdings included Anadarko Petroleum, Apache and Devon Energy. Another preferred stock holding with decent returns was Energy East, which was helped by the fact that it yielded 8.25% -- a very attractive yield in a low interest-rate environment.

[Table at top left-hand side of page entitled "Top five industry groups1." The first listing is Utilities 67%, the second is Broker services 7%, the third Finance 7%, the fourth Oil & gas 6%, and the fifth Banks-United States 5%.]

But there were some notable disappointments among our preferred-stock holdings. El Paso Tennessee Pipeline Co. and its wholly owned subsidiary Coastal came under pressure when a judge ruled that the company had manipulated pipeline capacity during the 2001 California power crisis. We think the company will be exonerated in its appeal to the Federal Energy Regulatory Commission. Our holdings in Sierra Pacific also came under pressure due to what we believe to be an unfair rate decision, which resulted in a substantial downgrade of the company's credit quality. Despite that development, we continue to hang onto the stock because the company has a very strong management team, and the demand for the electricity it provides is growing much faster than most of its counterparts across the country. In addition, our holdings in Acquila and Xcel Energy also were hurt in part because they were forced to sell assets under distressed market conditions in order to placate credit rating agencies.

[Pie chart in middle of page with heading "Portfolio diversification1" The chart is divided into three sections (from top to left): Preferred stock 69%, Common stock 29% and Short-term investments & other 2%.]

BORING DOES BETTER

Our emphasis on utility companies that do rather mundane things like transmit and distribute electricity, mostly in regulated markets, helped us avoid the most put-upon electric trading companies such as Enron. Holdings such as NSTAR held up better than most in part due to the favorable regulatory environment in its service area. Investors also liked the company's reputation for paying reliable dividends. Other holdings that did better than the utility common stock group overall included companies such as DTE Energy, Key Span and Northeast Utilities. Their resilience was due to their lack of energy trading operations and their location in favorable regulatory environments that are enjoying strong and growing demand.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko followed by an up arrow with the phrase "Oil prices spike amid fears of Iraq war." The second listing is Energy East followed by an up arrow with the phrase "Demand for high-yielding stocks boosts price." The third listing is El Paso followed by a down arrow with the phrase "Company's role in California power crisis questioned."]

OUTLOOK

Our view is that continued lackluster economic growth will preclude the need for interest-rate hikes for the foreseeable future. Low interest rates should continue to prompt strong demand for preferred stocks. Another factor that is likely to ignite demand is President Bush's proposal -- revealed in early January 2003 -- to eliminate taxes on dividends. If that proposal passes, the demand for preferred stocks eligible for the Dividends Received Deduction (DRD) should increase. As for utility common stocks, we think that most of the trouble associated with the Enron scandal is behind them. In our view, utility common stocks are very attractive given their earnings growth prospects and their low prices. Even if the economy starts to grow faster, we don't think that preferred stocks and utility common stocks -- two sectors that historically have lagged in a strong economy -- will be left out in the cold.

"Low interest rates
 should continue to
 prompt strong demand
 for preferred stocks."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 As a percentage of the Fund's portfolio on December 31, 2002.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2002
(unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. Preferred and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
PREFERRED STOCKS 108.96%                                                                                 $132,460,988
(Cost $144,694,175)

Agricultural Operations  2.67%                                                                             $3,240,000
 40,000   Ocean Spray Cranberries, Inc., 6.25%, Ser A (R)                                                   3,240,000

Banks -- United States  8.45%                                                                              10,266,390
 99,000   FleetBoston Financial Corp., 6.75%, Depositary
          Shares, Ser VI                                                                                    5,049,990
108,000   HSBC USA, Inc., $2.8575                                                                           5,216,400

Broker Services  11.64%                                                                                    14,144,545
116,400   Bear Stearns Companies, Inc., 5.49%, Ser G                                                        4,848,060
 23,000   Bear Stearns Companies, Inc., 6.15%, Ser E                                                        1,053,400
129,689   Lehman Brothers Holdings, Inc., 5.67%,
          Depositary Shares, Ser D                                                                          5,511,782
 13,000   Lehman Brothers Holdings, Inc., 5.94%, Ser C                                                        568,750
 77,650   Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                                        2,162,553

Diversified Operations  0.70%                                                                                 852,822
 30,600   Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                                                 852,822

Finance  11.02%                                                                                            13,401,940
 44,000   Citigroup, Inc., 6.213%, Ser G                                                                    2,178,000
 92,400   Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                                 4,550,700
 56,000   Household International, Inc., 7.50%, Depositary Shares,
          Ser 2001-A                                                                                        1,374,240
100,000   SLM Corp., 6.97%, Ser A                                                                           5,299,000

Leasing Companies  0.90%                                                                                    1,094,100
105,000   AMERCO, 8.50%, Ser A                                                                              1,094,100

Media  2.36%                                                                                                2,874,690
 67,500   Shaw Communications, Inc., 8.45%, Ser A (Canada)                                                  1,140,750
102,600   Shaw Communications, Inc., 8.50% (Canada)                                                         1,733,940

Oil & Gas  9.06%                                                                                           11,017,910
 25,900   Anadarko Petroleum Corp., 5.46%, Depositary Shares                                                2,266,250
 40,174   Apache Corp., 5.68%, Depositary Shares, Ser B                                                     3,615,660
 53,500   Devon Energy Corp., 6.49%, Ser A                                                                  5,136,000

Telecommunications  2.49%                                                                                   3,030,000
 50,500   Touch America Holdings, Inc., $6.875                                                              3,030,000

Utilities  59.67%                                                                                          72,538,591
225,000   Alabama Power Co., 5.20%                                                                          4,837,500
 40,000   Baltimore Gas & Electric Co., 6.99%, Ser 1995                                                     4,055,000
 44,240   Boston Edison Co., 4.25%                                                                          3,028,228
 78,300   Coastal Finance I, 8.375%                                                                         1,041,390
183,500   El Paso Tennessee Pipeline Co., 8.25%, Ser A                                                      6,422,500
147,000   Energy East Capital Trust I, 8.25%                                                                3,835,230
 87,100   Energy Gulf States Capital 1, 8.75%, Ser A                                                        2,220,179
 25,000   Florida Power & Light Co., 6.75%, Ser U                                                           2,518,750
 50,000   Hawaiian Electric Industries Capital Trust I, 8.36%                                               1,257,500
 13,500   Massachusetts Electric Co., 6.99%                                                                 1,380,375
 50,000   Monongahela Power Co., 7.73%, Ser L                                                               3,400,000
 48,000   PSI Energy, Inc., 6.875%                                                                          4,665,600
 26,375   Public Service Electric & Gas Co., 6.92%                                                          2,637,500
205,140   Puget Sound Energy, Inc., 7.45%, Ser II                                                           5,128,500
205,600   Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                                  3,803,600
 55,000   South Carolina Electric & Gas Co., 6.52%                                                          5,486,250
 59,000   Southern Union Financing I, 9.48%                                                                 1,481,490
196,700   TDS Capital Trust I, 8.50%                                                                        4,897,830
 70,500   TDS Capital Trust II, 8.04%                                                                       1,713,150
106,000   TXU US Holdings Co., $1.875, Depositary Shares, Ser A                                             2,568,380
 16,000   TXU US Holdings Co., $1.805                                                                         391,200
 29,200   TXU US Holdings Co., $7.98                                                                        3,024,939
 10,500   Virginia Electric & Power Co., $6.98                                                              1,065,750
 10,000   Virginia Electric & Power Co., $7.05                                                              1,021,250
  6,500   Wisconsin Public Service Corp., 6.76%                                                               656,500

COMMON STOCKS 45.84%                                                                                       55,728,318
(Cost $66,378,073)

Telecommunications  0.06%                                                                                      76,752
196,800   Touch America Holdings, Inc.*                                                                        76,752

Utilities  45.78%                                                                                          55,651,566
158,000   Alliant Energy Corp.                                                                              2,614,900
190,000   Aquila, Inc.                                                                                        336,300
139,800   CH Energy Group, Inc.                                                                             6,518,874
 46,000   Dominion Resources, Inc.                                                                          2,525,400
 99,000   DPL, Inc.                                                                                         1,518,660
133,900   DTE Energy Co.                                                                                    6,212,960
 70,000   Duke Energy Corp.                                                                                 1,367,800
232,000   Energy East Corp.                                                                                 5,124,880
129,000   KeySpan Corp.                                                                                     4,545,960
 34,000   NiSource, Inc.                                                                                      680,000
207,000   Northeast Utilities                                                                               3,140,190
 91,000   NSTAR                                                                                             4,039,490
 93,092   OGE Energy Corp.                                                                                  1,638,419
 27,500   Peoples Energy Corp.                                                                              1,062,875
 54,000   Progress Energy, Inc.                                                                             2,340,900
 20,000   Progress Energy, Inc. (Contingent Value Obligation)                                                   3,000
170,500   Puget Energy, Inc.                                                                                3,759,525
271,500   Sierra Pacific Resources                                                                          1,764,750
176,750   TECO Energy, Inc.                                                                                 2,734,323
 48,000   WPS Resources Corp.                                                                               1,863,360
169,000   Xcel Energy, Inc.                                                                                 1,859,000

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 2.33%                                                                               $2,825,914
(Cost $2,825,914)

Commercial Paper 2.33%
Chevron USA, Inc., Due 01-02-03                                                 1.10%           $2,826      2,825,914

TOTAL INVESTMENTS 157.13%                                                                                $191,015,220

OTHER ASSETS AND LIABILITIES, NET (57.13%)                                                               ($69,448,848)

TOTAL NET ASSETS 100.00%                                                                                 $121,566,372


  * Non-income producing security

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,240,000 or 2.67% of net assets as of December 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

December 31, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $213,898,162)                         $191,015,220
Cash                                                                      550
Dividends receivable                                                  843,052
Other assets                                                           46,344

Total assets                                                      191,905,166

LIABILITIES
Payable to affiliates                                                 163,531
Other payables and accrued expenses                                   111,969

Total liabilities                                                     275,500
Auction Market Preferred Shares (AMPS), at value, unlimited
number of shares of beneficial interest authorized with no
par value, 700 shares issued, liquidation preference of
$100,000 per share                                                 70,063,294

NET ASSETS
Common shares capital paid-in                                     142,073,200
Accumulated net realized loss on investments                         (452,373)
Net unrealized depreciation of investments                        (22,882,942)
Accumulated net investment income                                   2,828,487

Net assets applicable to common shares                           $121,566,372

NET ASSET VALUE PER COMMON SHARE
Based on 9,920,759 shares of beneficial interest
outstanding -- unlimited number of shares authorized
with no par value                                                      $12.25

See notes to
financial statements.



OPERATIONS

For the period ended
December 31, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                          $6,582,196
Interest                                                               12,901

Total investment income                                             6,595,097

EXPENSES
Investment management fee                                             783,723
Administration fee                                                    146,948
AMPS auction fee                                                       94,676
Auditing fee                                                           27,415
Custodian fee                                                          25,665
Printing                                                               22,656
Miscellaneous                                                          20,799
Transfer agent fee                                                     19,905
Trustees' fee                                                           5,728
Legal fee                                                               1,406
Interest expense                                                          118

Total expenses                                                      1,149,039

Net investment income                                               5,446,058

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                     (189,351)
Change in net unrealized appreciation (depreciation)
  of investments                                                  (14,316,228)

Net realized and unrealized loss                                  (14,505,579)

Distributions to AMPS                                                (577,110)

Decrease in net assets from operations                            ($9,636,631)

1 Semiannual period from 7-1-02 through 12-31-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions
paid to share-
holders, if any,
and any increase
due to the sale of
common shares.
                                                         YEAR        PERIOD
                                                        ENDED         ENDED
                                                      6-30-02      12-31-02 1
INCREASE IN NET ASSETS
From operations
Net investment income                             $11,662,019    $5,446,058
Net realized loss                                    (211,634)     (189,351)
Change in net unrealized appreciation
  (depreciation)                                  (15,801,539)  (14,316,228)
Distributions to AMPS                              (1,449,527)     (577,110)

Decrease in net assets
  resulting from operations                        (5,800,681)  (9,636,631)

Distributions to common shareholders
From net investment income                        (10,678,061)   (5,351,425)

From Fund share transactions                          212,653       268,085

NET ASSETS APPLICABLE TO COMMON SHARES
Beginning of period                               152,552,432   136,286,343

End of period 2                                  $136,286,343  $121,566,372

1 Semiannual period from 7-1-02 through 12-31-02. Unaudited.

2 Includes accumulated net investment income of $3,310,964 and $2,828,487, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           6-30-98     6-30-99     6-30-00     6-30-01     6-30-02    12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $15.60      $17.07      $16.00      $13.97      $15.43      $13.77
Net investment income 2                                   1.38        1.26        1.27        1.34        1.18        0.55
Net realized and unrealized
  gain (loss) on investments                              1.62       (0.80)      (1.91)       1.52       (1.61)      (1.47)
Dividends to AMPS shareholders                           (0.29)      (0.29)      (0.31)      (0.32)      (0.15)      (0.06)
Total from investment operations                          2.71        0.17       (0.95)       2.54       (0.58)      (0.98)
Less distributions to
  common shareholders
From net investment income                               (1.24)      (1.13)      (1.08)      (1.08)      (1.08)      (0.54)
Distributions in excess of net
  investment income                                         --       (0.11)         --          --          --          --
                                                         (1.24)      (1.24)      (1.08)      (1.08)      (1.08)      (0.54)
Net asset value, end of period                          $17.07      $16.00      $13.97      $15.43      $13.77      $12.25
Per share market
  value, end of period                                  $15.50      $13.81      $12.38      $14.80      $13.69      $13.06
Total return at market value 3 (%)                       17.26       (3.56)      (2.46)      29.40       (0.45)      (0.45)4

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shares,
  end of period (in millions)                             $169        $159        $138        $153        $136        $122
Ratio of expenses to average
  net assets 6 (%)                                        1.68        1.72        1.74        1.77        1.77        1.83 5
Ratio of net investment income
  to average net assets 7 (%)                             8.38        7.51        8.57        8.22        7.99        8.69 5
Portfolio turnover (%)                                      41          30          20          13          15           1

SENIOR SECURITIES
Total AMPS outstanding
  (in millions)                                            $70         $70         $70         $70         $70         $70
Involuntary liquidation
  preference per unit (in thousands)                      $100        $100        $100        $100        $100        $100
Approximate market value per unit
  (in thousands)                                          $100        $100        $100        $100        $100        $100
Asset coverage per unit 8                             $338,876    $329,508    $299,106    $316,086    $290,311    $271,662

1 Semiannual period from 7-1-02 through 12-31-02. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Annualized.

6 Ratios calculated on the basis of expenses applicable to the common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.18%, 1.21%, 1.18%, 1.21%, 1.20%, and 1.17%, respectively.

7 Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.86%, 5.28%, 5.79%, 5.61%, 5.40%, and 5.56%, respectively.

8 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $118,315 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires June 30, 2010.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Auction Market Preferred Shares Series A

The Fund issued 700 shares of Auction Market Preferred Shares Series A ("AMPS") on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the AMPS, which accrue daily, are cumulative at a rate that was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates on AMPS ranged from 1.54% to 1.65% during the period ended December 31, 2002. Accrued dividends on AMPS are included in the value of AMPS on the Fund's statement of assets and liabilities.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS as defined in the Fund's by-laws. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and common shares. The AMPS have a liquidation preference of $100,000 per class, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's by-laws.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net assets plus the value attributable to the AMPS.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of approximately 0.15% of the Fund's average weekly net assets plus the value attributable to the AMPS.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the number of Fund's common shares reinvested, reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                     YEAR ENDED 6-30-02          PERIOD ENDED 12-31-02 1
                                SHARES           AMOUNT        SHARES           AMOUNT
Beginning of period          9,885,027     $141,701,513     9,899,636     $141,805,115
Distributions reinvested        14,609          212,653        21,123          268,085
Reclassification of
capital accounts                    --         (109,051)           --               --

End of period                9,899,636     $141,805,115     9,920,759     $142,073,200

1 Semiannual period from 7-1-02 through 12-31-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2002, aggregated $2,224,730 and $2,461,919, respectively.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $213,926,048. Gross unrealized appreciation and depreciation of investments aggregated $8,031,572 and $30,942,400, respectively, resulting in net unrealized depreciation of $22,910,828. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high current income, consistent with modest growth of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the AMPS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

DIVIDEND REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



[THIS PAGE INTENTIONALLY LEFT BLANK]



[THIS PAGE INTENTIONALLY LEFT BLANK]



[THIS PAGE INTENTIONALLY LEFT BLANK]



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Patti McGill Peterson
Dr. John A. Moore
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT FOR COMMON SHAREHOLDERS
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT FOR AMPS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
DIV

For shareholder assistance
refer to page 18


HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         Mellon Investor Services
                                        85 Challenger Road
                                        Overpeck Centre
                                        Ridgefield Park, New Jersey 07660

Customer service representatives        1-800-852-0218

Portfolio commentary                    1-800-344-7059

24-hour automated information           1-800-843-0090

TDD Line                                1-800-231-5469



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

P30SA 12/02
       2/03